UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

Artisoft, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 354-0600

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 14, 2005, the Audit Committee recommended the dismissal of KPMG, LLP (“KPMG”) as the Company’s independent auditors following the fiscal year 2004 audit. This action was approved by the Board of Directors of the Company (the “Board”) on April 21, 2005, and KPMG was immediately notified of its dismissal. On April 22, 2005, the Audit Committee recommended the engagement of Vitale Caturano & Company of Boston, Massachusetts (“Vitale”) as the new independent auditors for the Company. The Board approved Vitale as the Company’s independent auditors on April 22, 2005.

KPMG’s reports on the Company’s consolidated financial statements for each of the years ended June 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2004 and 2003 and the subsequent interim period ended April 21, 2005, the effective date of dismissal, there were no (1) disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG’s reports on the Company’s consolidated financial statements for such years, or (2) reportable events, except that KPMG advised the Company of the following material weakness:

We reported in our quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2004, that KPMG had advised management that in connection with KPMG’s review of the financial statements of the Company for the three month period ended December 31, 2004, that KPMG noted certain matters involving internal control over financial reporting that KPMG considered to constitute “material weaknesses”. KPMG advised management that the Company did not have adequate staffing in its finance group with the appropriate level of experience to effectively control the increased level of transaction activity, address the complex accounting matters and manage the increased financial reporting complexities resulting from the acquisition of Vertical Networks, Inc. and the associated integration activities.

The Company has not consulted with Vitale during the last two fiscal years ended June 30, 2004 or 2003 or during the subsequent interim periods from July 1, 2004 through and including April 22, 2005, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

We have provided KPMG with a copy of the disclosures contained herein and have requested that KPMG provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter is filed as an exhibit hereto.

Item 9.01. Financial Statements, Pro Forma and Financial Information and Exhibits.

(c)	Exhibits.

16.1	Letter from KPMG, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISOFT, INC.

Date: April 27, 2005	By:	/s/ DUNCAN G. PERRY
Duncan G. Perry
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG, LLP to the Securities and Exchange Commission regarding change in certifying accountant